UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 24, 2007

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TRANSCOMMUNITY FINANCIAL CORPORATION
(Exact name of registrant as specified in charter)

Virginia	000-33355	54-2032355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Innslake Drive, Glen Allen, Virginia, 23060
(Address of principal executive offices)

(804) 934-9999
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On September 24, 2007, TransCommunity Financial Corporation announced the appointment of a new president for Bank of Powhatan, an operating division of its wholly-owned subsidiary, TransCommunity Bank, N.A.  A press release announcing the appointment of the new president was made by Bank of Powhatan.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.

Description

99.1

Press Release dated September 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCOMMUNITY FINANCIAL CORPORATION

Date: September 24, 2007	By:	/s/ Bruce B. Nolte
Bruce B. Nolte
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

 Description

99.1

Press Release dated September 24, 2007.